U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report: September 30, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number: (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1   Registrant's Business and Operations
Item 1.02   Termination of a Material Definitive Agreement.

September 30, 2005
ISA INTERNATIONALE INC. (OTCBB: ISAT) (Hereinafter referred to as "Buyer") announces it will not be extending the terms of our original Asset Purchase Agreement signed on August 19, 2004, subsequently amended to expire as of September 30, 2005, by and between Money Asset Management, Inc., Harrison Asset Management, Inc. and Cash Asset Management, Inc. (hereinafter referred to as "Sellers"), Calabasas CA 91302.

On May 12, 2005 the parties to this agreement amended the closing date to September 30, 2005. Paragraph 2.5 of the agreement required the provision of audited financial statements for the calendar years 2003 and 2004. The sellers in this contract have not been able to deliver the required certified audits for the years 2003 and 2004.

The registrant who is the Buyer in this agreement is not the responsible party to provide the audited financial statements. Therefore due to the failure of the delivery of the audits as required by the U. S. Securities and Exchange Commission and our contract, the transaction cannot be completed. The agreement has now expired.



Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
c. Exhibits
EXHIBIT NO.     DESCRIPTION

99.1      Form 8-K filed on August 23, 2004 incorporated by reference.
99.2      Form 8-K filed on November 3, 2004 incorporated by reference.
99.3      Form 8-K filed on January 14, 2005 incorporated by reference.
99.4      Form 8-K filed on May 18, 2005 incorporated by reference.
99.5      Form 8-K filed on July 28, 2005 incorporated by reference.
99.6 Form 8-K dated September 29, 2005 filed on September 30, 2005 incorporated by reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO